UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2009

Kronos Advanced Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30191	87-0440410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

464 Common Street, Suite 301, Belmont, Massachusetts	02478
(Address of principal executive offices)	(Zip code)

(617) 364-5089
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2009, following extensive discussions with its secured lenders regarding the outstanding obligations under the AirWorks Funding LLLP (“AirWorks”) and Hilltop Holding Company LP (“Hilltop,” and together with AirWorks, the “Noteholders”) promissory notes, Kronos Advanced Technologies, Inc. (the “Company”) entered into a peaceful possession letter (the “Letter”) with AirWorks, as agent for the Noteholders, pursuant to which the Company will transfer control of its assets constituting collateral under the AirWorks and Hilltop promissory notes to AirWorks and Hilltop in accordance with peaceful possession procedures.

A copy of the Letter is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein. The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the full text of such letter.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, effective at the close of business on February 13, 2009, Richard F. Tusing will be resigning from all positions at the Company, including as a director.  Following the effectiveness of Mr. Tusing’s resignation, Barry Salzman will serve as acting President, Treasurer and Secretary of the Company.  There have been no changes to Mr. Salzman’s biography included in the Company’s annual report on Form 10-KSB for the fiscal year ended June 30, 2008 filed with the SEC on January 26, 2009.

Item 8.01 Other Events.

In light of the Company’s financial condition and the ongoing peaceful possession proceedings, the Company will be voluntarily deregistering its common stock and ending its reporting obligations under the Securities Exchange Act of 1934.  The Company’s obligation to file periodic reports with the Securities and Exchange Commission (the “SEC”) will be immediately suspended upon the filing of the Form 15. The registration of the Company’s common stock under the Securities Act of 1934 is expected to terminate 90 days after the filing of the Form 15, if the Form 15 is not withdrawn and the SEC does not deny the Company’s application to deregister.  Following deregistration with the SEC, if the Company’s common stock ceases to be quoted on the Over the Counter Bulletin Board, it may be quoted on the Pink OTC Market, or Pink Sheets, but there can be no assurance that any broker will continue to make a market in the common stock.

The Company’s press release regarding the matters discussed herein is attached as Exhibit 99.1 to this report and is incorporated herein be reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are furnished as part of this current report on Form 8-K:

10.1	Peaceful Possession Letter dated February 11, 2009.

99.1	Press release dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2008	KRONOS ADVANCED TECHNOLOGIES, INC.

	By:	/s/ Richard F. Tusing
	Name:	Richard F. Tusing
	Title:	Acting President, acting Chief Executive Officer, acting Principal Executive Officer, Chief Financial Officer, Principal Financial Officer, Chief Operating Officer, Treasurer, Secretary